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                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Registration Statement of Alkermes, Inc. on Form S-1 of our report dated May 23, 2003 (June 18, 2003 as to Note 15), appearing in the Prospectus, which is part of this Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.

/s/ DELOITTE & TOUCHE LLP

Boston, Massachusetts
September 3, 2003